Exhibit 99.2
THIRD AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) dated effective as of October 25, 2005 (the “Third Amendment Effective Date”), among THE HOUSTON EXPLORATION COMPANY, a Delaware corporation (the “Company”); the lenders party hereto (the “Lenders”); WACHOVIA BANK, NATIONAL ASSOCIATION, as Issuing Bank and as Administrative Agent (in its capacity as Administrative Agent, the “Administrative Agent”); THE BANK OF NOVA SCOTIA and BANK OF AMERICA, as Co-Syndication Agents; and BNP PARIBAS and COMERICA BANK, as Co-Documentation Agents.
R E C I T A L S:
     A. The Company, the Lenders, the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents are parties to that certain Amended and Restated Credit Agreement dated as of April 1, 2004 (as amended two (2) times effective as of May 26, 2004 and October 8, 2004, the “Credit Agreement”).
     B. Pursuant to Section 2.03(c) of the Credit Agreement, the Company has exercised its right to cause an increase in the aggregate Commitments of the Lenders under the Credit Agreement from $400,000,000 to $450,000,000, by allowing each Lender who has consented to an increase in its Commitment (each, an “Increasing Lender”), to increase its Commitment. The Administrative Agent, following notice to Lenders, has approved such increase.
     C. Pursuant to Section 2.09 of the Credit Agreement, the Borrowing Base has been redetermined to be $450,000,000 until the next redetermination or adjustment thereof pursuant to the Credit Agreement.
     D. The parties to the Credit Agreement desire to further amend the Credit Agreement to evidence the foregoing.
     E. Therefore, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.
     SECTION 2. Amendments to Credit Agreement.
          (a) Definitions. The following terms, defined in Section 1.02 of the Credit Agreement, are hereby amended in their entirety to read as follows:
     “Agreement” shall mean this Amended and Restated Credit Agreement, as amended by the First Amendment, as further amended by the Second Amendment, as further amended by the Third Amendment, and as the same may be further amended, supplemented, waived or otherwise modified from time to time in accordance herewith.
     “Commitment” shall mean, with respect to each Lender, the obligation of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, in an aggregate amount at any one time outstanding equal to the amount set forth opposite such Lender’s name on the Schedule of Allocations, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.03 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 12.06. The amount of each Lender’s Commitment is set forth on said Schedule of Allocations, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its

Commitment, as applicable. The aggregate amount of the Lenders’ Commitments as of the Third Amendment Effective Date is $450,000,000; provided, however, the total Commitments of all Lenders shall be subject to the Borrowing Base pursuant to the terms of this Agreement including, without limitation, Sections 2.01(a) and (b).
          (b) New Definitions. Section 1.02 of the Credit Agreement is hereby further amended by adding thereto the following new definitions in their appropriate alphabetical order:
     “Schedule of Allocations” shall mean a schedule maintained by the Administrative Agent at its Principal Office setting forth the amount of each Lender’s Commitment in effect from time to time.
     “Third Amendment” shall mean that certain Third Amendment to Amended and Restated Credit Agreement dated effective as of the Third Amendment Effective Date, among the Company, the Lenders party thereto, the Administrative Agent, the Issuing Bank, the Co-Syndication Agents and the Co-Documentation Agents.
     “Third Amendment Effective Date” shall mean October 25, 2005.
          (c) Changes of Commitments. Pursuant to Section 2.03(c) of the Credit Agreement, the Company has, with the prior approval of the Administrative Agent, following notice to the Lenders, exercised its right to cause the aggregate Commitments of the Lenders under the Credit Agreement to increase from $400,000,000 to $450,000,000. Each Increasing Lender hereby agrees and consents, subject to the terms and conditions contained in this Third Amendment, to such increase in its Commitment.
          (d) Notes. Section 2.07(a) of the Credit Agreement is hereby amended in its entirety to read as follows:
(a) The Revolving Credit Loans made by each Lender shall be evidenced by a single promissory note of the Company in substantially the form of Exhibit B to this Agreement, dated (i) the Closing Date (or, in the case of the Increasing Lenders, the Third Amendment Effective Date) or (ii) the effective date of an Assignment and Assumption pursuant to Section 12.06(b), payable to the order of such Lender in a principal amount equal to the maximum amount of its Commitment as in effect on the date of such Note and otherwise duly completed. The date, amount, type, interest rate and maturity date of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of a Note held by it, endorsed by such Lender on the schedule attached to such Note or any continuation thereof; provided, however, such Lender shall have no liability to the Company if it fails to record any such information and in no event shall such failure diminish or impair the Company’s obligation to repay all amounts owing to such Lender under such Note.
          (e) Borrowing Base. Notwithstanding anything to the contrary contained in the Credit Agreement including, without limitation, the provisions of Section 2.09 thereof, it is hereby expressly understood and agreed that, for the period from and including the Third Amendment Effective Date until the next Redetermination Date pursuant to said Section 2.09, or the effective date of the next adjustment of the Borrowing Base pursuant to Section 9.15 of the Credit Agreement, whichever occurs first, the amount of the Borrowing Base shall be $450,000,000.
          (f) Schedule 2.01 — Commitments. Schedule 2.01 attached to the Credit Agreement (“Schedule 2.01”) is hereby replaced in its entirety by the Schedule of Allocations, as such Schedule of Allocations may from time to time be amended, supplemented, restated, replaced or otherwise modified. On the Third Amendment Effective Date and at all times thereafter, all references to Schedule 2.01 contained in the Credit

Agreement or in any other Loan Document shall be deemed to be references to the Schedule of Allocations in effect from time to time.
     SECTION 3. Conditions Precedent; Effectiveness. This Third Amendment shall become effective as of the Third Amendment Effective Date when each of the following conditions precedent have been satisfied:
     (i) The Administrative Agent shall have received counterparts of this Third Amendment, duly executed by the Company and all of the Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party);
     (ii) Each Increasing Lender shall have received a new Note, duly completed and executed by the Company, in the principal amount equal to such Lender’s increased Commitment, such Note representing a renewal, rearrangement, modification and increase of that certain promissory note dated April 1, 2004, issued by the Company under the Credit Agreement and payable to the order of such Lender as therein provided (each, a “Prior Note”). Promptly following its receipt of such new Note, each Increasing Lender agrees to return to the Company its Prior Note (if any) marked “cancelled upon exchange”;
     (iii) As of the Third Amendment Effective Date and after giving effect to the matters set forth herein, no Event of Default shall have occurred which is continuing; and
     (iv) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request on or prior to the date of execution and delivery of this Third Amendment by the parties hereto.
     SECTION 4. Reaffirmation of Representations and Warranties. To induce the Lenders, the Administrative Agent and the Issuing Bank to enter into this Third Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article VII of the Credit Agreement, as amended by this Third Amendment, and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date).
     SECTION 5. Reaffirmation of Credit Agreement. This Third Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement, as amended hereby.
     SECTION 6. Governing Law; Entire Agreement. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas. The Credit Agreement, as amended by this Third Amendment, the new Notes issued by the Company pursuant hereto and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.
     SECTION 7. Severability of Provisions. Any provision in this Third Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Third Amendment are declared to be severable.
     SECTION 8. Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Third Amendment by signing any such counterpart.

     SECTION 9. Headings. Article and section headings in this Third Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Third Amendment.
     SECTION 10. Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment effective as of the Third Amendment Effective Date.

COMPANY:	THE HOUSTON EXPLORATION COMPANY

	By:	/s/ John H. Karnes

	Name:	John H. Karnes
	Title:	Senior VP and Chief Financial Officer
Ratification and Affirmation of Guarantors
     Each of the undersigned Guarantors hereby expressly (a) acknowledges the terms of this Third Amendment, (b) ratifies and affirms its obligations under its respective Guaranty Agreement dated as of October 8, 2004, in favor of the Administrative Agent, and (c) acknowledges, renews and extends its continued liability under said Guaranty Agreement and agrees that said Guaranty Agreement remains in full force and effect notwithstanding the matters contained herein, in each case until the payment in full of the Indebtedness and the termination of the Commitments.

GUARANTORS:

THEC, LLC

By:	The Houston Exploration Company, its sole member

	By:	/s/ James F. Westmoreland

	Name:	James F. Westmoreland
	Title:	VP and Chief Accounting Officer

THEC, LP

By:	The Houston Exploration Company, its General Partner

	By:	/s/ James F. Westmoreland

	Name:	James F. Westmoreland
	Title:	VP and Chief Accounting Officer
[Signature Page to Third Amendment]

AGENTS AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, Individually, as Issuing Bank and as Administrative Agent
	By:	/s/ Jay Buckman

	Name:	Jay Buckman
	Title:	Vice President

THE BANK OF NOVA SCOTIA, Individually and as Co-Syndication Agent
	By:	/s/ Nadine Bell

	Name:	Nadine Bell
	Title:	Senior Manager

BANK OF AMERICA, Individually and as Co-Syndication Agent
	By:	/s/ Jeffrey H. Rathkamp

	Name:	Jeffrey H. Rathkamp
	Title:	Director

BNP PARIBAS, Individually and as Co-Documentation Agent
	By:	/s/ Douglas R. Liftman

	Name:	Douglas R. Liftman
	Title:	Managing Director

	By:	/s/ Polly Scott

	Name:	Polly Scott
	Title:	Vice President

COMERICA BANK, Individually and as Co-Documentation Agent
	By:	/s/ Huma Vadgama

	Name:	Huma Vadgama
	Title:	Vice President

UNION BANK OF CALIFORNIA, N.A.
	By:	/s/ Ali Ahmed

	Name:	Ali Ahmed
	Title:	Vice President

	By:	/s/ Kimberly Coil

	Name:	Kimberly Coil
	Title:	Vice President

THE BANK OF NEW YORK
	By:	/s/ Craig J. Anderson

	Name:	Craig J. Anderson
	Title:	Vice President
[Signature Page to Third Amendment]

THE ROYAL BANK OF SCOTLAND
By:	/s/ James R. McBride

Name:	James R. McBride
Title:	Managing Director

WELLS FARGO BANK TEXAS, N.A.
By:	/s/ Chris Carter

Name:	Chris Carter
Title:	Corporate Officer

NATEXIS BANQUES POPULAIRES
By:	/s/ Timothy L. Polvado

Name:	Timothy L. Polvado
Title:	Vice President and Manager

By:	/s/ Louis P. Laville, III

Name:	Louis P. Laville, III
Title:	Vice President and Manager

COMPASS BANK
By:	/s/ Richard S. Sylvan

Name:	Richard S. Sylvan
Title:	Senior Vice President

AMEGY BANK, N.A.
By:	/s/ Mark A. Serice

Name:	Mark A. Serice
Title:	Vice President, Energy Lending
[Signature Page to Third Amendment]